Exhibit 99.1

FleetCor Reports Second Quarter 2015 Financial Results

Adjusted Net Income Grows 28% Year-Over-Year

Raises 2015 Guidance

NORCROSS, Ga., August 5, 2015 — FleetCor Technologies, Inc. (NYSE: FLT), a leading global provider of fuel cards and workforce payment products to businesses, today reported financial results for its second quarter ended June 30, 2015.

“We reported solid second quarter results, despite the continuation of a pretty unfavorable macro-environment. Importantly, our fundamentals were strong, organic adjusted revenue growth was approximately 8% in the quarter, on a constant fuel price, currency, and spread basis,” said Ron Clarke, chairman and chief executive officer, FleetCor Technologies, Inc. “We are raising our full year 2015 guidance by approximately $0.12 to reflect our second quarter beat in adjusted net income per diluted share and the inclusion of SVS for the remainder of 2015.”

Financial Results for Second Quarter 2015:

GAAP Results

•	Total revenues increased 48% to $404.6 million compared to $273.5 million in the second quarter of 2014.

•	GAAP net income [1] increased to $98.7 million or $1.05 per diluted share in the second quarter of 2015 compared to GAAP net income of $88.5 million or $1.03 per diluted share in the second quarter of 2014.

Non-GAAP Results

•	Adjusted revenues[1] (revenues, net less merchant commissions) increased 51% to $382.9 million compared to $253.2 million in the second quarter of 2014.

•	Adjusted net income[1] increased 28% to $138.9 million compared to $108.9 million in the second quarter of 2014.

•	Adjusted net income per diluted share[1] increased 16% to $1.48 compared to $1.27 in the second quarter of 2014.

Fiscal Year 2015 Outlook:

“The second quarter of 2015 was another good quarter for FleetCor despite the significant macro-economic headwinds around foreign exchange rates and declining fuel prices. In the aggregate, these macro-economic headwinds impacted our business in the second quarter by approximately $0.28 in adjusted net income per diluted share compared to the second quarter of last year,” said Eric Dey, chief financial officer, FleetCor Technologies, Inc.

For fiscal year 2015 FleetCor Technologies, Inc. is raising its financial guidance for 2015 as follows:

•	Total revenues between $1,690 million and $1,730 million, up from the previous guidance range of between $1,600 million and $1,650 million;

•	Adjusted net income between $580 million and $590 million, up from the previous guidance range of between $565 million and $585 million;

•	Adjusted net income per diluted share between $6.17 and $6.27, up from the previous guidance range of between $6.00 and $6.20.

[1]	Reconciliations of GAAP results to non GAAP results are provided in Exhibit 1 attached. Additional supplemental data is provided in Exhibit 2 and segment information is provided in Exhibit 3.

1

FleetCor’s fiscal-year guidance assumptions for 2015 are as follows:

•	Weighted average fuel prices of $2.80 for the balance of the year in the U.S. compared to $3.62 per gallon average in the U.S. in the second half of 2014, down approximately 23%.

•	Market spreads lower in the third and fourth quarters of 2015 compared to the third and fourth quarters of 2014.

•	Foreign exchange rates equal to the seven day average ending July 13, 2015, a negative impact to revenue of approximately $12 million and approximately $0.05 to $0.06 in adjusted net income per diluted share compared to previous guidance.

•	SVS business is retained for the remainder of the year.

•	Fully diluted shares outstanding of 94.3 million shares.

•	No impact related to acquisitions or material new partnership agreements not already disclosed.

Conference Call

The company will host a conference call to discuss second quarter 2015 financial results today at 5:00pm ET. Hosting the call will be Ron Clarke, chief executive officer, and Eric Dey, chief financial officer. The conference call can be accessed live over the phone by dialing (855) 327-6837, or for international callers (631) 982-4565. A replay will be available one hour after the call and can be accessed by dialing (877) 870-5176 or (858) 384-5517 for international callers; the conference ID is 908050. The replay will be available until August 12, 2015. The call will be webcast live from the company’s investor relations website at investor.fleetcor.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about FleetCor’s beliefs, expectations and future performance, are forward-looking statements. Forward-looking statements can be identified by the use of words such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project,” “expect,” “may,” “will,” “would,” “could” or “should,” the negative of these terms or other comparable terminology. Examples of forward-looking statements in this press release include statements relating to revenue and earnings guidance and assumptions underlying financial guidance. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement, such as delays or failures associated with implementation; fuel price and spread volatility; changes in credit risk of customers and associated losses; the actions of regulators relating to payment cards or resulting from investigations; failure to maintain or renew key business relationships; failure to maintain competitive offerings; failure to maintain or renew sources of financing; failure to complete, or delays in completing, anticipated new partnership arrangements or acquisitions and the failure to successfully integrate or otherwise achieve anticipated benefits from such partnerships or acquired businesses; failure to successfully expand business internationally; the impact of foreign exchange rates on operations, revenue and income; the effects of general economic conditions on fueling patterns and the commercial activity of fleets, as well as the other risks and uncertainties identified under the caption “Risk Factors” in FleetCor’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission on March 2, 2015. FleetCor believes these forward-looking statements are reasonable; however, forward-looking statements are not a guarantee of performance, and undue reliance should not be placed on such statements. The forward-looking statements included in this press release are made only as of the date hereof, and FleetCor does not undertake, and specifically disclaims, any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

2

About Non-GAAP Financial Measures

Adjusted revenue is calculated as revenues, net less merchant commissions. Adjusted net income is calculated as net income, adjusted to eliminate (a) non-cash stock-based compensation expense related to share-based compensation awards, (b) amortization of deferred financing costs and intangible assets, (c) amortization of the premium recognized on the purchase of receivables, (d) loss on the early extinguishment of debt, (e) our proportionate share of amortization of intangible assets at our equity method investment, and (f) other non-cash adjustments. The company uses adjusted revenues as a basis to evaluate the company’s revenues, net of the commissions that are paid to merchants to participate in our card programs. The commissions paid to merchants can vary when market spreads fluctuate in much the same way as revenues are impacted when market spreads fluctuate. The company believes this is a more effective way to evaluate the company’s revenue performance. We prepare adjusted net income to eliminate the effect of items that we do not consider indicative of our core operating performance. Adjusted revenues and adjusted net income are supplemental measures of operating performance that do not represent and should not be considered as an alternative to revenues, net, net income or cash flow from operations, as determined by U.S. generally accepted accounting principles, or U.S. GAAP, and our calculation thereof may not be comparable to that reported by other companies. We believe it is useful to exclude non-cash stock-based compensation expense from adjusted net income because non-cash equity grants made at a certain price and point in time do not necessarily reflect how our business is performing at any particular time and stock-based compensation expense is not a key measure of our core operating performance. We also believe that amortization expense can vary substantially from company to company and from period to period depending upon their financing and accounting methods, the fair value and average expected life of their acquired intangible assets, their capital structures and the method by which their assets were acquired; therefore, we have excluded amortization expense from our adjusted net income. We also exclude loss on the early extinguishment of debt from adjusted net income, as this expense is non-cash and is one-time in nature and does not reflect the ongoing operations of the business.

Management uses adjusted revenues and adjusted net income:

•	as measurements of operating performance because they assist us in comparing our operating performance on a consistent basis;

•	for planning purposes, including the preparation of our internal annual operating budget;

•	to allocate resources to enhance the financial performance of our business; and

•	to evaluate the performance and effectiveness of our operational strategies.

We believe adjusted revenues and adjusted net income are key measures used by the company and investors as supplemental measures to evaluate the overall operating performance of companies in our industry. By providing these non-GAAP financial measures, together with reconciliations, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing strategic initiatives.

About FleetCor

FleetCor is a leading global provider of fuel cards and workforce payment products to businesses. FleetCor’s payment programs enable businesses to better control employee spending and provide card-accepting merchants with a commercial customer base that can increase their sales and customer loyalty. FleetCor serves commercial accounts in North America, Latin America, Europe, Australia and New Zealand. For more information, please visit www.fleetcor.com.

Contact:

Investor Relations

investor@fleetcor.com

(770) 729-2017

3

FleetCor Technologies, Inc. and subsidiaries

Consolidated Statements of Income

(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Revenues, net	$404,605	$273,502	$820,771	$527,410

Expenses:
Merchant commissions	21,725	20,327	49,051	37,950
Processing	74,564	38,845	155,920	75,701
Selling	27,297	17,521	53,628	34,935
General and administrative	63,041	37,896	132,338	81,357
Depreciation and amortization	48,827	24,429	96,909	48,847

Operating income	169,151	134,484	332,925	248,620

Equity method investment loss	5,118	1,489	7,818	1,489
Other expense (income), net	653	(268)	2,513	276
Interest expense, net	18,089	5,308	37,655	10,769

Total other expense	23,860	6,529	47,986	12,534

Income before income taxes	145,291	127,955	284,939	236,086
Provision for income taxes	46,613	39,406	92,108	72,428

Net income	$98,678	$88,549	$192,831	$163,658

Basic earnings per share	$1.07	$1.07	$2.10	$1.97
Diluted earnings per share	$1.05	$1.03	$2.05	$1.91

Weighted average shares outstanding:
Basic shares	91,904	82,996	91,828	82,867
Diluted shares	94,050	85,817	93,992	85,757

FleetCor Technologies, Inc. and subsidiaries

Consolidated Balance Sheets

(In thousands, except share and par value amounts)

	June 30, 2015	December 31, 2014
	(Unaudited)
Assets

Current assets:
Cash and cash equivalents	$384,175	$477,069
Restricted cash	129,354	135,144
Accounts receivable (less allowance for doubtful accounts of $22,400 and $23,842, respectively)	811,477	673,797
Securitized accounts receivable - restricted for securitization investors	764,000	675,000
Prepaid expenses and other current assets	57,857	74,889
Deferred income taxes	54,143	101,451

Total current assets	2,201,006	2,137,350

Property and equipment	146,978	135,062
Less accumulated depreciation and amortization	(73,816)	(61,499)

Net property and equipment	73,162	73,563

Goodwill	3,767,071	3,811,862
Other intangibles, net	2,338,148	2,437,367
Equity method investment	121,807	141,933
Other assets	73,477	72,431

Total assets	$8,574,671	$8,674,506

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$815,544	$716,676
Accrued expenses	160,983	178,375
Customer deposits	456,693	492,257
Securitization facility	764,000	675,000
Current portion of notes payable and other obligations	482,342	749,764
Other current liabilities	42,038	84,546

Total current liabilities	2,721,600	2,896,618

Notes payable and other obligations, less current portion	2,112,245	2,168,953
Deferred income taxes	794,135	815,169
Other noncurrent liabilities	39,687	40,629

Total noncurrent liabilities	2,946,067	3,024,751

Commitments and contingencies

Stockholders’ equity:

Common stock, $0.001 par value; 475,000,000 shares authorized, 120,056,359 shares issued and 91,947,247 shares outstanding at June 30, 2015; and 475,000,000 shares authorized, 119,771,155 shares issued and 91,662,043 shares outstanding at December 31, 2014	120	120
Additional paid-in capital	1,899,688	1,852,442
Retained earnings	1,596,736	1,403,905
Accumulated other comprehensive loss	(243,143)	(156,933)
Less treasury stock, 28,109,112 shares at June 30, 2015 and December 31, 2014	(346,397)	(346,397)

Total stockholders’ equity	2,907,004	2,753,137

Total liabilities and stockholders’ equity	$8,574,671	$8,674,506

FleetCor Technologies, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(In Thousands)

	Six Months Ended June 30,
	2015	2014
	(Unaudited)	(Unaudited)
Operating activities
Net income	$192,831	$163,658

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation	15,096	9,673
Stock-based compensation	30,500	18,299
Provision for losses on accounts receivable	13,022	12,283
Amortization of deferred financing costs and discounts	3,517	1,062
Amortization of intangible assets	80,186	36,482
Amortization of premium on receivables	1,627	1,630
Deferred income taxes	(40,894)	2,032
Equity method investment loss	7,818	1,489
Other non-cash operating expenses	(772)	—
Changes in operating assets and liabilities (net of acquisitions):
Restricted cash	5,790	2,092
Accounts receivable	(233,528)	(197,667)
Prepaid expenses and other current assets	24	(8,285)
Other assets	(2,961)	(389)
Excess tax benefits related to stock-based compensation	(9,639)	(18,634)
Accounts payable, accrued expenses and customer deposits	135,795	133,996

Net cash provided by operating activities	198,412	157,721

Investing activities
Acquisitions, net of cash acquired	(7,954)	(189,850)
Purchases of property and equipment	(16,234)	(11,552)

Net cash used in investing activities	(24,188)	(201,402)

Financing activities
Excess tax benefits related to stock-based compensation	9,639	18,634
Proceeds from issuance of common stock	7,105	8,277
Borrowings on securitization facility, net	89,000	75,400
Deferred financing costs paid	—	(546)
Principal payments on notes payable	(51,750)	(13,750)
Payments on revolver - A Facility	(276,818)	(262,377)
Borrowings from revolver - A Facility	—	142,330
Payments on foreign revolver - B Facility	—	(7,337)
Borrowings on swing line of credit, net	9,441	41,522
Payment of contingent consideration	(39,808)	—
Other	(145)	(371)

Net cash (used in) provided by financing activities	(253,336)	1,782

Effect of foreign currency exchange rates on cash	(13,782)	1,436

Net decrease in cash and cash equivalents	(92,894)	(40,463)
Cash and cash equivalents, beginning of period	477,069	338,105

Cash and cash equivalents, end of period	$384,175	$297,642

Supplemental cash flow information
Cash paid for interest	$38,883	$12,797

Cash paid for income taxes	$30,234	$52,697

Exhibit 1

RECONCILIATION OF NON-GAAP MEASURES AND PRO FORMA INFORMATION

(In thousands, except shares and per share amounts)

(Unaudited)

The following table reconciles revenues, net to adjusted revenues:

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

Revenues, net	$404,605	$273,502	$820,771	$527,410
Merchant commissions	21,725	20,327	49,051	37,950

Total adjusted revenues	$382,880	$253,175	$771,720	$489,460

The following table reconciles net income to adjusted net income and adjusted net income per diluted share:

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net income	$98,678	$88,549	$192,831	$163,658

Stock based compensation	13,549	7,687	30,500	18,299
Amortization of intangible assets	40,415	18,210	80,186	36,482
Amortization of premium on receivables	814	816	1,627	1,630
Amortization of deferred financing costs and discounts	1,773	531	3,517	1,062
Amortization of intangibles at equity method investment	2,667	2,149	5,372	2,149

Total pre-tax adjustments	59,218	29,393	121,202	59,622

Income tax impact of pre-tax adjustments at the effective tax rate	(18,999)	(9,052)	(39,179)	(18,291)

Adjusted net income	$138,898	$108,890	$274,854	$204,989

Adjusted net income per diluted share	$1.48	$1.27	$2.92	$2.39

Diluted shares	94,050	85,817	93,992	85,757

Exhibit 2

Transaction Volume, Revenues and Adjusted Revenue, Per Transaction and by Segment

(In thousands except revenues, net per transaction and adjusted revenues per transaction)

(Unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Change	% Change	2015	2014	Change	% Change
NORTH AMERICA
- Transactions[2]	389,410	42,717	346,693	811.6%	774,194	83,142	691,052	831.2%
- Revenues, net per transaction	$0.73	$3.25	$(2.52)	-77.5%	$0.75	$3.19	$(2.44)	-76.4%
- Revenues, net	$284,576	$138,861	$145,715	104.9%	$583,389	$265,236	$318,153	120.0%

INTERNATIONAL
- Transactions	45,674	47,524	(1,850)	-3.9%	92,453	94,282	(1,829)	-1.9%
- Revenues, net per transaction	$2.63	$2.83	$(0.21)	-7.2%	$2.57	$2.78	$(0.21)	-7.7%
- Revenues, net	$120,029	$134,641	$(14,612)	-10.9%	$237,382	$262,174	$(24,792)	-9.5%

FLEETCOR CONSOLIDATED REVENUES
- Transactions[2]	435,084	90,241	344,843	382.1%	866,647	177,424	689,223	388.5%
- Revenues, net per transaction	$0.93	$3.03	$(2.10)	-69.3%	$0.95	$2.97	$(2.03)	-68.1%
- Revenues, net	$404,605	$273,502	$131,103	47.9%	$820,771	$527,410	$293,361	55.6%

FLEETCOR CONSOLIDATED ADJUSTED REVENUES[1]
- Transactions[2]	435,084	90,241	344,843	382.1%	866,647	177,424	689,223	388.5%
- Adjusted Revenues per transaction	$0.88	$2.81	$(1.93)	-68.6%	$0.89	$2.76	$(1.87)	-67.7%
- Adjusted Revenues	$382,880	$253,175	$129,705	51.2%	$771,720	$489,460	$282,260	57.7%

[1]	Adjusted revenues is a non-GAAP financial measure defined as revenues, net less merchant commissions. The Company believes this measure is a more effective way to evaluate the Company’s revenue performance. Refer to Exhibit 1 for a reconciliation of revenues, net to adjusted revenues.
[2]	Includes approximately 296 million and 597 million transactions for the three and six months ended June 30, 2015, respectively, related to our SVS business acquired with Comdata in the fourth quarter of 2014.

Sources of Revenue[3]	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Change	% Change	2015	2014	Change	% Change
Revenue from customers and partners	65.8%	55.1%	10.7%	19.4%	64.6%	55.6%	9.0%	16.2%
Revenue from merchants and networks	34.2%	44.9%	-10.7%	-23.8%	35.4%	44.4%	-9.0%	-20.3%

Revenue tied to fuel-price spreads	10.3%	14.5%	-4.2%	-29.0%	12.0%	14.2%	-2.2%	-15.5%
Revenue influenced by absolute price of fuel	16.1%	18.7%	-2.6%	-13.9%	15.3%	18.4%	-3.1%	-16.8%
Revenue from program fees, late fees, interest and other	73.6%	66.8%	6.8%	10.2%	72.7%	67.4%	5.3%	7.9%

[3]	Expressed as a percentage of consolidated revenue.

Exhibit 3

Segment Results

(In thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Revenues, net:
North America	$284,576	$138,861	$583,389	$265,236
International	120,029	134,641	237,382	262,174

	$404,605	$273,502	$820,771	$527,410

Operating income:
North America	$109,584	$68,317	$219,350	$124,514
International	59,567	66,167	113,575	124,106

	$169,151	$134,484	$332,925	$248,620

Depreciation and amortization:
North America	$32,021	$6,376	$63,943	$13,012
International	16,806	18,053	32,966	35,835

	$48,827	$24,429	$96,909	$48,847

Capital expenditures:
North America	$3,793	$1,840	$8,017	$3,836
International	4,336	4,128	8,217	7,716

	$8,129	$5,968	$16,234	$11,552